THE RBB FUND, INC.

SGI U.S. Small Cap Equity Fund

(the “Fund”)

Class I Shares (Ticker: SCLVX)
Class A Shares (Ticker: LVSMX)
Class C Shares (Ticker: SMLVX)

November 22, 2023

Supplement to the Prospectus and the Statement of Additional Information each dated December 31, 2022 (the “Registration Statement”)

The Board of Directors (the “Board”) of The RBB Fund, Inc. (the “Company”), based upon the recommendation of Summit Global Investments, LLC, the investment adviser to the Fund, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Company effective as of the close of business on or about December 28, 2023 (the “Liquidation Date”). Accordingly, the Board approved a Plan of Liquidation and Termination (the “Plan”) that sets forth the manner in which the Fund will be liquidated. The Liquidation Date may be changed without notice at the discretion of the Company’s officers.

Effective November 29, 2023, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund, except for the reinvestment of dividends and distributions, if any. In addition, the Fund will cease following its investment objective and begin liquidating its portfolio assets. This will cause the Fund to increase its cash holdings and deviate from the policies and strategies stated in the Fund’s Registration Statement. The Fund is anticipated to be invested almost exclusively in cash and other liquid assets by December 22, 2023. Shareholders of the Fund may redeem their investments as described in the Fund’s Registration Statement.

Pursuant to the Plan, as soon as practicable after the Liquidation Date, the Fund will distribute pro rata to all remaining shareholders of record as of the close of business on the Liquidation Date (“Shareholders”), all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, subject to any required withholding (“Liquidation Distributions”). These Liquidation Distributions will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the Liquidation Distributions exceed the applicable Shareholders’ adjusted basis in the shares redeemed.

If Shareholders hold shares in an IRA account, such Shareholders have 60 days from the date of receiving the Liquidation Distributions to reinvest or “rollover” the Liquidation Distributions into another IRA and maintain the tax-deferred status. If an IRA account is held directly with the Fund, Shareholders must notify the Fund’s transfer agent by telephone at 855-744-8500 (toll free) prior to the Liquidation Date, of the intent to rollover the IRA account to avoid withholding deductions from the Liquidation Distributions. If the Fund does not receive a response prior to the Liquidation Date, Shareholders’ investment in the Fund will be liquidated as an age-based distribution with 10% federal withholding on the Liquidation Date. Please also note that state withholding may also apply. If the redeemed shares are held in a qualified retirement account such as an IRA, the Liquidation Distributions may not be subject to current income taxation. Shareholders should consult with their tax advisor on the consequences of these Liquidation Distributions.

Shareholder inquiries should be directed to the Fund at 855-744-8500 (toll free).

Please retain this supplement for your reference.